Please file this Prospectus Supplement with your records.

                    STRONG ASIA PACIFIC FUND
               STRONG GLOBAL HIGH-YIELD BOND FUND
                 STRONG INTERNATIONAL BOND FUND
                 STRONG INTERNATIONAL STOCK FUND
               STRONG SHORT-TERM GLOBAL BOND FUND

          Supplement to Prospectus dated March 1, 1998

Effective immediately, the Minimum Investment Requirement to open a regular account in the Funds is increased from $1,000 to $2,500. This information modifies the Minimum Investment
Requirements found on page II-4 of the Prospectus under the heading "What You Should Know About Buying Shares."

After July 1, 1998, the Strong Asia Pacific and the Strong International Stock Funds will pay dividends from net investment income annually instead of quarterly. This information modifies the information about dividends found on page I-11 of the Prospectus under the heading "Dividends and Other Distributions" and on page I-34 of the Prospectus under the heading "About the Funds--Distributions and Taxes." Therefore, the last quarterly dividend will be payable by these Funds on June 30, 1998. The next dividend will be payable by these Funds on December 29, 1998 and annually thereafter.


     The date of this Prospectus Supplement is May 1, 1998.